UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

STEREOTAXIS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☑	No Fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies.

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*	Set forth the amount on which the filing fee is calculated and state how it was determined.

Stereotaxis, Inc

4320 Forest Park Avenue, SUITE 100

St. Louis, Missouri 63108

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR

THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF STEREOTAXIS, INC.

TO BE HELD ON THURSDAY, MAY 29, 2008*

Dear Stockholder:

The 2008 Annual Meeting of Stockholders of Stereotaxis, Inc (the “Company”) will be held at the Company’s headquarters, 4320 Forest Park Avenue, St. Louis, Missouri 63108, on Thursday, May 29, 2008, at 9:00 a.m. (CDT).

Proposals to be considered at the Annual Meeting:

(1)	To elect two Directors to serve as Class I Directors until our 2011 Annual Meeting;

(2)	To approve an amendment to our 2002 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000;

(3)	To ratify the appointment of Ernst & Young, LLP as our independent registered public accounting firm for fiscal year 2008; and

(4)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on April 1, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

This notice also constitutes notice of the 2008 Annual Meeting of Stockholders of the Company under Delaware law and the Company’s Bylaws.

*	Approximate date of mailing to stockholders of this Notice of Internet Availability of the Company’s Proxy Materials (“Notice”): April 17, 2008.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the meeting, where you may vote in person, can be found on our website: www.stereotaxis.com.

Stockholders may be deemed to be present in person and vote at the Annual Meeting by requesting a paper or e-mail copy of the Proxy Card, and either mailing it back or voting by internet or telephone in accordance with the instructions on the Proxy Card.

The following Proxy Materials are available for you to review online at:

http://bnymellon.mobular.net/bnymellon/stxs.

•	Notice of Internet Availability of Proxy Materials;

•	the Company’s 2008 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company Annual Report on Form 10-K for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, May 29, 2008:

•

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

•	The Company’s Proxy Statement, Annual Report on Form 10-K and other proxy materials are available at http://bnymellon.mobular.net/bnymellon/stxs.

•

If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be provided to you at no charge, via First Class Mail. Please make sure you request a copy as instructed below on or before May 16, 2008 to facilitate a timely delivery.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@mellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/stxs.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Stereotaxis, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/stxs